SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2011

Myriad Interactive Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27645	88-0258277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Ingram Drive, Suite 128, Toronto, Ontario, Canada	M6M 2L7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 648-9366 Ext. 2

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 29, 2011, the board of directors appointed Leandro Dumlao and Hercules Galang to our board of directors. Following these appointments, the board accepted the resignation of (1) Victor Cantor as CFO, Treasurer, and a director; and (2) Sam Nguyen as our Vice President and a director. There were no known disagreements with Mr. Cantore or Mr. Nguyen regarding our operations, policies, or practices.

Leandro Dumlao, our newly appointed Director, has been specializing in the area of search engine optimization (SEO) and search engine marketing (SEM) for the last 8 years, where most recently he developed the entire media program and strategy for FanXchange, where he served as Senior Manager. Mr. Dumlao has also built and managed the online marketing strategy and design architecture for Hewlett Packard Canada and has managed various projects as creative lead for several technology firms over the last 9 years.

Hercules Galang, our newly appointed Director, has worked for TD Bank for the last 17 years. At TD Bank, he worked his way up from an entry level position to Financial Planner for TD Waterhouse. Thereafter, he has continued at TD Bank as a Mortgage Specialist, a position in which he has won the Gold Club membership 3 years in a row, Platinum Club member for 2 years in a row, and presently holds the Paragon Sales Award representing the top 2% in all of Canada. In 2010, Mr. Galang completed over $86 million in booked mortgage volume.

There are no family relationships among any of our current or former directors or executive officers.

Our newly-appointed directors have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

Concurrently with their appointments to our Board of Directors, both Mr. Galang and Mr. Dumlao were awarded options to purchase up to 1,500,000 shares of our common stock at an exercise price of $0.10 per share. These options are exercisable for a period of two years. There are currently no other compensation arrangements with Mr. Dumlao or Mr. Galang.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Stock Option Agreement with Leandro Dumlao
10.2	Stock Option Agreement with Hercules Galang

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Interactive Media, Inc.

/s/ Derek Ivany

Derek Ivany

Chief Executive Officer

Date: August 2, 2011

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